                                                                  Exhibit 10.9.3

                                AMENDMENT NO. 3
                                     TO THE
                         SOFTWARE OEM LICENSE AGREEMENT
                              NO. SOLA-97SYNP1223

This Amendment is entered into as of 29 December, 2001 ("Effective Date") by and between Cadence Design Systems, Inc., a Delaware corporation having a principal place of business at 555 River Oaks Parkway, San Jose, CA 95134, Cadence Design Systems (Ireland) Limited, a corporation organized and existing under the laws of Ireland and having a place of business at Block U, East Point Business Park, Dublin 3, Ireland (collectively "Cadence") and Synplicity, Inc., having a place of business at 935 Stewart Drive, Sunnyvale, California 94085 ("Synplicity").

Effective 23 December 1997, Cadence and Synplicity entered into a Software OEM License Agreement ("Agreement"). The Agreement includes amendments dated 01 August 1998 and 17 December 1999.

NOW, THEREFORE, in consideration of the mutual promises contained herein, this Agreement is amended as follows:

1.  Section 11.1 is revised to read as follows:

The term of this Agreement shall be for a period commencing upon the Effective Date and ending February 15, 2002 ("Term"). The Term may be extended for additional one (1) year increments upon written agreement of the parties.

Except as specified above, the Agreement remains in full force and effect according to its terms. This Amendment No. 3, together with the Agreement, constitutes the entire agreement among the parties with respect to its subject matter.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment through the signatures of their duly authorized representatives as set forth below:

CADENCE DESIGN SYSTEMS, INC.               CADENCE DESIGN SYSTEMS (IRELAND) LTD.

By:    /s/ Michael J. Williams             By:   /s/ R. L. Smith McKeithen
      ---------------------------------          -------------------------------

Name:  Michael J. Williams                 Name: R. L. Smith McKeithen
      ---------------------------------          -------------------------------

Title: Associate General Counsel           Title: Director
      ---------------------------------          -------------------------------

Date:  2-1-02                                     1/25/02
      ---------------------------------          -------------------------------


SYNPLICITY, INC.

By:    /s/ Douglas S. Miller
      ---------------------------------

Name:  Douglas S. Miller
      ---------------------------------

Title: Chief Financial Officer
      ---------------------------------

Date:  11JAN2002
      ---------------------------------

                                       1